PREPAID EXPENSES AND OTHER CURRENT ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepaid expenses	$ 605	$ 1,156
Deposits	3,589	100
Derivative asset, net - current	8,693	843
Other current assets	65	6
Total prepaid expenses and other current assets	$ 12,952	$ 2,105